UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: September 6, 2005

Home Federal Bancorp, Inc.
(Exact name of registrant as specified in its charter)

                                United States                                     000-50901                                      20-0945587
               (State or other jurisdiction                         (Commission File                             (I.R.S. Employer
                     of incorporation)                                      Number)                                  Identification No.)

500 12th Avenue South
Nampa, Idaho 83651
(Address of principal executive offices and zip code)

(208) 466-4634
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
      (17 CFR 240.14d-2(b))

[  ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
       (17 CFR 240.13e-4(c))

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Item 8.01 Other Events

On September 6, 2005, Home Federal Bancorp, Inc. announced the completion of its previously announced stock repurchase program. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

        (c)          Exhibits

        99.1        Press release of Home Federal Bancorp, Inc. dated September 6, 2005

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                                                                       HOME FEDERAL BANCORP, INC.

Date: September 6, 2005                                                 By: /s/ Robert A. Schoelkoph
                                                                                             Robert A. Schoelkoph
                                                                                             Senior Vice President and
                                                                                             Chief Financial Officer

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Exhibit 99.1

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                                                                                                         Contact:
                                                                                                         Home Federal Bancorp, Inc.
                                                                                                         Daniel L. Stevens, Chairman, President & CEO
                                                                                                         Robert A. Schoelkoph, SVP, Treasurer & CFO
                                                                                                         208-466-4634
                                                                                                         www.myhomefed.com

PRESS RELEASE - For Immediate Release

HOME FEDERAL BANCORP, INC. COMPLETES STOCK REPURCHASE PROGRAM

Nampa, ID (September 6, 2005) - Home Federal Bancorp, Inc. (the "Company") (Nasdaq: HOME), the parent company of Home Federal Bank, today announced the completion of its previously announced stock repurchase program. The Company repurchased 298,092 shares of its common stock at an average price of $13.09 per share. The shares repurchased represented 1.96% of the Company's total outstanding shares and 4.79% of the total shares held by minority stockholders. The shares will be used to fund the 2005 Recognition and Retention Plan that was approved by the Company's stockholders at the Annual Meeting of Stockholders held on June 23, 2005.

Home Federal Bancorp, Inc. is a savings and loan holding company headquartered in Nampa, Idaho. It is the parent company of Home Federal Bank, a federal savings bank that was originally organized as a building and loan association in 1920. The Company serves the Treasure Valley region of southwestern Idaho, which includes Ada, Canyon, Elmore and Gem Counties, through our 15 full-service banking offices and two mortgage loan centers. For more information, visit the Company web site at www.myhomefed.com.

Forward Looking Statements:

Statements in this report regarding future events, performance or results are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 ("PSLRA") and are made pursuant to the safe harbors of the PSLRA. Actual results could be materially different from those expressed or implied by the forward-looking statements. Factors that could cause results to differ include but are not limited to, regulatory capital requirements, future earnings and cash flow of the Company, regulatory changes and general economic conditions. Additional factors that could cause actual results to differ materially are disclosed in Home Federal Bancorp, Inc.'s recent filings with the SEC, including but not limited to Annual Reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K. Forward-looking statements are accurate only as of the date released, and we do not undertake any responsibility to update or revise any forward-looking statements to reflect subsequent events or circumstances.

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